Convertible Notes and Interest Notes:	12 Months Ended
Dec. 31, 2017
Convertible Notes and Interest Notes: [Abstract]
Convertible Notes and Interest Notes:

Note 11.    Convertible Notes and Interest Notes:

In the third quarter of 2017, the Company settled all of its outstanding11% Senior Secured Convertible Notes and Interest Notes due December 31, 2018 (the "2018 Notes"). Prior to settlement, the Company had a total of $59.1 million face value of 2018 Notes outstanding.  Of these notes, $36.3 million were redeemed for  cash and the Company paid an additional $6.4 million related to a 20% premium due on the redeemed notes and $0.2 million in interest to the redemption date. The remaining $22.8 million 2018 Notes were converted to approximately 7.6 million Class A common shares. As a result of the redemption or conversion of 2018 Notes, the Company recorded a $16.6 million loss on settlement of debt consisting of the $6.4 million premium paid and approximately $10.2 million of remaining unamortized discount. In October 2017, the Company redeemed for cash its remaining debt, which consisted of approximately $1.0 million face value of 5.5% Senior Subordinated  Convertible Notes due June 15, 2022 ( the "2022 Convertible Notes").